SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act, of 1934

Date of Report (Date of earliest event reported): June 27, 2005

Residential Asset Mortgage Products, Inc. (Exact name of registrant as specified in its charter)
DELAWARE (State or Other Jurisdiction of Incorporation)	333-117232 (Commission File Number)	41-1955181 (I.R.S. Employer Identification No.)
8400 Normandale Lake Blvd. Suite 250 Minneapolis, Minnesota (Address of Principal Executive Offices)		55437 (Zip Code)

Registrant’s telephone number, including area code, is (952) 857-7000

Item 8.01.         Other Events.

On June 30, 2005, the Registrant will cause the issuance and sale of Mortgage-Backed Pass-Through Certificates, Series 2005-SL2, Class A-I, Class A-II, Class A-III, Class A-IV, Class A-V, Class A-IO, Class A-PO, Class R-I, Class R-II, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 (the “Certificates”) pursuant to a Pooling and Servicing Agreement to be dated as of June 1, 2005, among the Registrant, Residential Funding Corporation, as Master Servicer and Deutsche Bank Trust Company Americas, as Trustee.

In connection with the sale of the Series 2005-SL2, Class A-I, Class A-II, Class A-III, Class A-IV, Class A-V, Class A-IO, Class A-PO, Class M-1, Class M-2 and Class M-3 (the “Underwritten Certificates”), the Registrant has been advised by Residential Funding Securities Corporation (the “Underwriter”), that the Underwriter has furnished to prospective investors certain yield tables and other computational materials (the “Computational Materials”) with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-117232, which Computational Materials are being filed manually as exhibits to this report.

The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

The Computational Materials consist of the pages that appear after the Form SE cover sheet and the page headed “NOTICE”.

The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the “Mortgage Loans”) may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits

Exhibit No.	Item 601(a) of Regulation S-K Exhibit No.	Description
1	99	Computational Materials

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

By:	/s/Heather Anderson
Name:	Heather Anderson
Title:	Vice President

Dated: June 27, 2005

EXHIBIT INDEX

Exhibit Number.	Item 601(a) of Regulation S-K Exhibit No.	Sequentially Numbered Description	Page
1	99	Computational Materials	Filed Manually

EXHIBIT

(Intentionally Omitted)